SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549
                           FORM 8-K\A
                         AMENDMENT NO. 1

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

                          JULY 14, 2000
                (Date of Earliest Event Reported)


                 Commission File Number 1-15497
                     RecycleNet Corporation
      (Exact name of small business issuer in its charter)

                 Utah                           87-0301924
    (State or other jurisdiction of   (IRS Employer Identification No.)
     incorporation or organization)


                  7 Darren Place, Guelph, ON N1H 6J2, Canada
       (Address of principal executive offices, including Zip Code)

                                519-767-2913
                      (Registrant's telephone number)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

None; not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On July 14, 2000, RecycleNet Corporation acquired all of the outstanding capital stock of metalworld.com, inc., a Utah corporation. The metalworld.com, inc. shares were acquired primarily from current holders of Class N shares of RecycleNet. The consideration for the acquisition was 27,322,608 shares common stock. The acquisition was recorded at the historical cost of the assets and liabilities of metalworld.com, inc.

The  assets of metalworld.com, inc. included $25,000 in cash, the
Internet   portal  MetalWorld,  as  well  as  the   domain   name
metalworld.com.

Audited financial statements for metalworld.com, inc. as well  as
related   pro  forma  financial  information  has  been  included
elsewhere herein.

The metalworld.com shares were acquired primarily from current holders of Class N shares of the registrant. The Class N shares are convertible into common shares of the registrant on a one-for-one basis at the discretion of the holders thereof. The largest
shareholder   of   metalworld.com,  inc.  was   Inter-Continental
Recycling  Inc., which received 22,950,000 common shares  of  the
registrant,  or  84%  of  the  shares  issued  by  it,   in   the
acquisition. Inter-Continental Recycling, Inc., owns 58,033,269 Class N shares of the registrant, which is 87% of the currently outstanding Class N shares of the registrant. Inter-Continental is beneficially owned by Paul Roszel, the President and a director of the registrant. In addition, Mr. Roszel owns of record 5,526,312 Class N shares, or 8.3% of the outstanding Class N shares of the registrant and he and his wife received an aggregate of 923,847 common shares of the registrant, directly and indirectly, in exchange for their shares in metalworld.com, inc.

Richard Ivanovick, an officer and director of the registrant, holds directly and indirectly an aggregate of 636,422 Class N shares of the registrant and received 612,000 common shares in exchange for shares in metalworld.com, inc. owned by him.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

None; not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None; not applicable

ITEM 5.   OTHER EVENTS

None; not applicable

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

None; not applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

None; not applicable

ITEM 8.   CHANGE IN FISCAL YEAR

None; not applicable

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION 5

None; not applicable.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RECYCLENET CORPORATION
                                   January 12, 2001


                                   By:    /s/   Paul Roszel
                                       ---------------------------
                                        Paul Roszel, Chairman
                                        of the Board of Directors

             RECYCLENET CORPORATION AND SUBSIDIARIES


                  INDEX TO FINANCIAL STATEMENTS


                                                                Page
RecycleNet Corporation and Subsidiaries
  Pro Forma Condensed Statements of Operations (Unaudited)       F-2

  Pro Forma Condensed Consolidated Statement of Operations
  for the Nine Months Ended September 30, 2000 (Unaudited)       F-3

  Pro Forma Condensed Consolidated Statement of Operations
  for the Year Ended December 31, 1999 (Unaudited)               F-4


metalworld.com, inc.
  Report of Independent Certified Public Accountants             F-5

  Balance Sheets - June 30, 2000 and December 31, 1999           F-6

  Statements of Operations for the Six Months Ended June 30,
  2000, for the Period from September 29, 1999 (Date of
  Inception) through December 31, 1999 and Cumulative from
  September 29, 1999 (Date of Inception) through June 30, 2000   F-7

  Statements of Stockholders' Deficit for the Period from
  September 29, 1999 (Date of Inception) through December 31,
  1999 and for the Six Months Ended June 30, 2000                F-8

  Statements of Cash Flows for the Six Months Ended June 30,
  2000, for the Period from September 29, 1999 (Date of
  Inception) through December 31, 1999 and Cumulative from
  September 29, 1999 (Date of Inception) through June 30, 2000   F-9

  Notes to Financial Statement                                   F-10

             RECYCLENET CORPORATION AND SUBSIDIARIES
    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           (UNAUDITED)


On July 14, 2000, RecycleNet Corporation ("RecycleNet") issued 27,322,608 shares of common stock in exchange for all of the issued and outstanding common stock of metalworld.com, inc. Prior to the exchange, metalworld.com, inc. was owned primarily by the holders of Class N shares of RecycleNet. Since the exchange was between entities under common control, the purchase of metalworld.com, inc. has been accounted for at historical cost in a manner similar to pooling of interests.

The accompanying pro forma condensed consolidated statements of operations are derived from the historical consolidated financial statements of RecycleNet for the nine months ended September 30, 2000 and for the year ended December 31, 1999 and the notes thereto and the historical financial statements of metalworld.com, inc. and notes thereto, and should be read in connection with those historical financial statements. The accompanying pro forma condensed statements of operations have been prepared to present the effects of the above transactions as though they had occurred on September 29, 1999, the date metalworld.com, inc. was formed. The pro forma financial data is presented for informational purposes only and may not be indicative of the future results of operations or what the results of operation would have been had these transactions occurred on September 29, 1999.

             RECYCLENET CORPORATION AND SUBSIDIARIES
    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                           (UNAUDITED)

                                           RecycleNet   metalworld   Pro Forma
                                           -----------  ----------  -----------
Sales                                      $ 1,685,814  $       --  $ 1,685,814
Cost of Sales                                1,291,356          --    1,291,356
                                           -----------  ----------  -----------
Gross Profit                                   394,458          --      394,458
                                           -----------  ----------  -----------
Operating Expenses
  General and administrative expenses          342,517      4,747       347,264
  Exchange gain                                 (1,969)        --        (1,969)
                                           -----------  ---------  ------------
Total Operating Expenses                       340,548      4,747       345,295
                                           -----------  ---------  ------------
Net Income (Loss)                          $    53,910  $  (4,747) $     49,163
                                           ===========  =========  ============
Basic Income Per Common Share              $      0.00             $       0.00
                                           ===========             ============
Diluted Income Per Common Share            $      0.00             $       0.00
                                           ===========             ============
Weighted-Average Number of Common Shares
   Used in Basic Income Per Common Share    18,920,084               38,464,724
                                           ===========             ============
Weighted-Average Number of Common Shares
   and Dilutive Potential Common Shares
   Used in Diluted Income Per Common
   Share Calculation                        86,552,185              106,096,824
                                           ===========             ============

             RECYCLENET CORPORATION AND SUBSIDIARIES
    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1999
                           (UNAUDITED)

                                           RecycleNet   metalworld   Pro Forma
                                           -----------  ----------  -----------
Sales                                      $   579,617  $       --  $   579,617
Cost of Sales                                  379,853          --      379,853
                                           -----------  ----------  -----------
Gross Profit                                   199,764          --      199,764
                                           -----------  ----------  -----------
Operating Expenses
  General and administrative expenses          307,885       2,550      310,435
  Exchange loss                                    709          --          709
  Impairment of marketing rights               196,932          --      196,932
  Professional fees (paid with stock)          423,917          --      423,917
  Merger and acquisition expense
   (paid with stock)                           400,000          --      400,000
                                           -----------  ----------  -----------
Total Operating Expenses                     1,329,443       2,550    1,331,993
                                           -----------  ----------  -----------
Net Loss                                   $(1,129,679) $   (2,550) $(1,132,229)
                                           ===========  ==========  ===========
Basic and Diluted Loss Per Common Share    $     (0.05)             $     (0.04)
                                           ===========              ===========
Weighted-Average Common Shares Used in
   Per Share Calculation                    24,418,364               31,435,646
                                           ===========              ===========

  HANSEN, BARNETT & MAXWELL
  A Professional Corporation
 CERTIFIED PUBLIC ACCOUNTANTS

                                                       (801) 532-2200
Member of AICPA Division of Firms                     Fax (801) 532-7944
      Member of SECPS                            345 East 300 South, Suite 200
Member of Summit International Associates, Inc. Salt Lake City, Utah 84111-2693
                                                        www.hbmcpas.com


       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and the Stockholders metalworld.com, inc.


We have audited the accompanying balance sheets of metalworld.com, inc., a development stage enterprise, as of June 30, 2000 and December 31, 1999, and the related statements of operations, stockholders' deficit and cash flows for the six months ended June 30, 2000, for the period from September 29, 1999 (date of inception) through December 31, 1999, and cumulative from September 29, 1999 (date of inception) through June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of metalworld.com, inc. as of June 30, 2000 and December 31, 1999 and the results of its operations and its cash flows for the six months ended June 30, 2000, for the period from September 29, 1999 (date of inception) through December 31, 1999, and cumulative from September 29, 1999 (date of inception) through June 30, 2000, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has had limited operating history and has no revenues to date. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


                                   HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
December 1, 2000
                      metalworld.com, inc.
                (A Development Stage Enterprise)
                          BALANCE SHEET

                                               June 30,  December 31,
                                                 2000        1999
                                               ----------  ----------
                              ASSETS
Current Assets
   Cash                                        $      226  $       --
                                               ----------  ----------
Total Assets                                   $      226  $       --
                                               ==========  ==========

              LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
   Payable to shareholder                      $      584  $      300
   Accrued web site hosting fees                    6,750       2,250
                                               ----------  ----------
      Total Current Liabilities                     7,334       2,550
                                               ----------  ----------
Stockholders' Deficit
   Common stock - no par value; 100,000,000
    shares authorized; 17,730,000 shares
    issued and outstanding                            189         189
   Receivable from shareholders                        --        (189)
   Deficit accumulated during the development
    stage                                          (7,297)     (2,550)
                                               ----------  ----------
      Total Stockholders' Deficit                  (7,108)     (2,550)
                                               ----------  ----------
Total Liabilities and Stockholders' Deficit    $      226  $       --
                                               ==========  ==========

The accompanying notes are an integral part of these financial statements.

                      metalworld.com, inc.
                (A Development Stage Enterprise)
                    STATEMENTS OF OPERATIONS

                                                                 Cumulative
                                                     For the       For the
                                                   Period From   Period From
                                                   September 29, September 29,
                                                        1999         1999
                                                      (Date of     (Date of
                                        For the Six   Inception)  Inception)
                                        Months Ended  Through       Through
                                          June 30,   December 31,   June 30,
                                            2000         1999         2000
                                         -----------  -----------  -----------
Revenues                                 $        --  $        --  $        --

Operating Expenses
  General and administrative expenses          4,747        2,550        7,297
                                         -----------  -----------  -----------
Net Loss                                 $    (4,747) $    (2,550) $    (7,297)
                                         ===========  ===========  ===========
Basic and Diluted Loss Per Share         $     (0.00) $     (0.00) $     (0.00)
                                         ===========  ===========  ===========
Weighted Average Shares Used
  In Per Share Calculations               17,730,000   17,730,000   17,730,000
                                         ===========  ===========  ===========

The accompanying notes are an integral part of these financial statements.

                         metalworld.com, inc.
                   (A Development Stage Enterprise)
                  STATEMENTS OF STOCKHOLDERS' DEFICIT

                                                                        Deficit
                                                                      Accumulated
                                       Common Stock        Receivable  During the  Stockholders'
                                   -----------------------    from     Development    Equity
                                    Shares       Amount   Shareholders    Stage     (Deficit)
                                   -----------  ----------  ----------  ----------  ----------
Balance - September 29, 1999
  (Date of Inception)                       --  $       --  $       --  $       --  $       --

Stock issued for a receivable
   from shareholders, September
   through November 1999, $0.00
   per share                        17,730,000         189        (189)         --          --

Net loss                                    --          --          --      (2,550)     (2,550)
                                   -----------  ----------  ----------  ----------  ----------
Balance - December 31, 1999         17,730,000         189        (189)     (2,550)     (2,550)

Cash received from shareholders,
   January 2000                             --          --         189          --         189

Net loss                                    --          --          --      (4,747)     (4,747)
                                   -----------  ----------  ----------  ----------  ----------
Balance - June 30, 2000             17,730,000  $      189  $       --  $   (7,297) $   (7,108)
                                   ===========  ==========  ==========  ==========  ==========

The accompanying notes are an integral part of these financial statements.

                         metalworld.com, inc.
                   (A Development Stage Enterprise)
                       STATEMENTS OF CASH FLOWS

                                                                     Cumulative
                                                         For the       For the
                                                       Period From   Period From
                                                       September 29, September 29,
                                                            1999         1999
                                                          (Date of     (Date of
                                            For the Six   Inception)  Inception)
                                            Months Ended  Through       Through
                                              June 30,   December 31,   June 30,
                                                2000         1999         2000
                                             -----------  -----------  -----------
Cash Flows From Operating Activities
  Net loss                                   $    (4,747) $    (2,550) $    (7,297)
  Adjustments to reconcile net loss to
   net cash used in operating activities:
     Change in accrued web site hosting fees       4,500        2,250        6,750
                                             -----------  -----------  -----------
     Net Cash Used In Operating Activities          (247)        (300)        (547)
                                             -----------  -----------  -----------
Cash Flows From Financing Activities
  Payable to shareholder                             284          300          584
  Collection of receivable from shareholders         189           --          189
                                             -----------  -----------  -----------
     Net Cash Provided By Financing
      Activities                                     473          300          773
                                             -----------  -----------  -----------
Net Change In Cash                                   226           --          226

Cash at Beginning of Period                           --           --           --
                                             -----------  -----------  -----------
Cash at End of Period                        $       226  $        --  $       226
                                             ===========  ===========  ===========

The accompanying notes are an integral part of these financial statements.

                        metalworld.com, inc.
                 (A Development Stage Enterprise)
                   NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations - metalworld.com, inc. (the Company) was incorporated under the laws of the State of Utah on September 29, 1999. The Company is a development stage enterprise seeking to develop business in the areas of designing Internet sites, Internet advertising and Internet trading of consumable recyclable goods.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Business Condition - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplates continuation of the Company as a going concern. The Company has had a limited operating history and has had no revenues to date. The Company has suffered losses from operations totaling $7,297 and has had negative cash flows from operations since inception. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company's continued existence is dependent upon its ability to raise additional capital, obtain financing, and achieve profitable operations. In July 2000, Management reorganized the Company into RecycleNet Corporation. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Basic and Diluted Loss Per Share - Basic and diluted loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period.

NOTE 2 - PAYABLE TO SHAREHOLDER

Since the inception of the Company on September 29, 1999, a shareholder of the Company has loaned the Company cash for use in its operations. The balance due to the shareholder, as of June 30, 2000 and December 31, 1999, was $584 and $300, respectively. The payable to the Shareholder is due on demand and is not interest bearing.

NOTE 3 - COMMON STOCK

During the period ended December 31, 1999, the Company issued 15,000,000 shares of common stock to a shareholder for a receivable of $15, or $0.00 per share; issued 2,400,000 shares for receivables of $24, or $0.00 per share; issued 200,000 shares for receivables of $20, or $0.00 per share; and 130,000 shares for receivables of $130, or $0.00 per share. All $189 of the related receivables were collected from the shareholders during January 2000.

During the period from the Company's formation through June 30, 2000, no services were contributed to the Company by any individual or company.

NOTE 4 - SUBSEQUENT EVENTS

During July 2000, the Company issued 127,914 common shares for $29,420 in cash, or $0.23 per share.

On July 14, 2000, all of the Company's outstanding common stock was acquired by RecycleNet Corporation, a company under common control with the Company. The Company's shareholders received 27,322,608 common shares of RecycleNet Corporation in exchange for all of the 17,857,914 outstanding common shares of the Company.